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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, DC  20549


                                      FORM 8-K


                                   CURRENT REPORT


                      Pursuant to Section 13 or 15 (d) of the
                          Securities Exchange Act of 1934


                  Date of Report (Date of earliest event reported)
                                  October 26, 1998


                         FIRST PLACE FINANCIAL CORPORATION
               ------------------------------------------------------
               (Exact name of registrant as specified in its charter)


            New Mexico                    0-25956              85-0317365
-------------------------------         ------------        -------------------
(State or other jurisdiction of         (Commission         (I.R.S Employer
incorporation or organization)          file number)        Identification No.)


 100 East Broadway, Farmington, New Mexico                           87401
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Address of principal executive offices                              Zip Code


Registrant's telephone number, including area code:  (505) 324-9500
                                                     --------------

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ITEM 5.  OTHER EVENTS

         News release dated October 26, 1998, announcing third quarter 1998 earnings and quarterly dividend.

         Shareholder letter dated November 2, 1998, reporting third quarter 1998 earnings and quarterly dividend.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  EXHIBITS

         99.1  News release dated October 26, 1998.

         99.2  Shareholder letter dated November 2, 1998.


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                                     SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FIRST PLACE FINANCIAL CORPORATION
                                       -------------------------------------
                                                 (Registrant)


Date:  November 4, 1998                /s/ James D. Rose
       ----------------                -------------------------------------
                                       President and Chief Operating Officer

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